UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2021

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Schmitt Industries, Inc. (the “Company”), held on December 10, 2021, the shareholders of the Company elected Michael Zapata and Alexandre Zyngier as directors of the Company. Mr. Zapata was elected to serve a three-year term, until the 2024 annual meeting of the Company, and Mr. Zyngier was elected to serve a two-year term, until the 2023 annual meeting of the Company, and until their successors are duly elected and qualified. The shareholders also (i) approved, on a non-binding advisory basis, the compensation of the Company’s executive officers and (ii) ratified the selection of UHY LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

At the Annual Meeting, 2,637,295 shares of common stock, which represented 69.26% of the 3,808,068 total shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy which constituted a quorum.

The final votes for each proposal presented to the Company’s shareholders at the Annual Meeting were as follows:

Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Zapata	1,333,433	136,113	1,167,749
Alexandre Zyngier	1,422,827	46,719	1,167,749

Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,387,628	47,993	33,925	1,167,749

Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,625,493	598	11,204	0

Item 7.01	Regulation FD Disclosure

The Company presented a business update (the “Presentation”), as well as a question and answer session (the “Q&A”), following its December 10, 2021 Annual Meeting. A copy of the Presentation and Q&A is attached hereto as Exhibits 99.1 and 99.2, respectively, and each is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may include statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, the Company’s future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed under the headings “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Schmitt Industries, Inc. 2021 Annual Shareholders’ Meeting Presentation

99.2	Schmitt Industries, Inc. Questions and Answers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

December 16, 2021	By:	/s/ Michael R. Zapata
Name: Michael R. Zapata
Title: Chief Executive Officer and President